SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) October 9, 2002
                                                          ---------------


                               SEREFEX CORPORATION
                     --------------------------------------
             (exact name of registrant as specified in its charter)


DELAWARE                                                              59-2412164
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

645 Penobscot Building, Suite #1300, Detroit, MI 48226.
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(Address of principal executive offices)

Registrant's telephone number, including area code:           (313) 237-8743.
                                                              ---------------

          Item 5.  Other Events.

          Serefex Corporation (Formally Spectrafax) Signs Agreement to Purchase "Plant View Alerts Software Suite" From Shop Floor Systems, Inc.


          Item 7.  Financial Statements and Exhibits.

          (c) Exhibits.

                  99.1  Press Release



                                    SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          SEREFEX CORPORATION

                                          /s/ BRIAN DUNN
                                          ------------------------
                                          Brian Dunn
                                          President

                                          Dated: October 9, 2002